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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 1998

                         Commission file number 2-76555

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                           ELDORADO BANCSHARES, INC.

             (Exact name of registrant as specified in its charter)

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
                  DELAWARE                                      33-0720548
       (State or other jurisdiction of                      (I.R.S. Employer or
       incorporation or organization)                       Identification No.)

 24012 CALLE DE LA PLATA, SUITE 150, LAGUNA                        92653
              HILLS, CALIFORNIA                                 (Zip Code)
  (Address of principal executive offices)
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                                 (949) 699-4344
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

    Included as Exhibit 99.1 hereto is Antelope Valley Bank's Annual Report on Form 10-KSB for the year ended December 31, 1997 as filed with the Federal Deposit Insurance Corporation. Included as Exhibit 99.2 hereto is Antelope Valley Bank's Interim Report on Form 10-QSB for the quarter ended June 30, 1998 as filed with the Federal Deposit Insurance Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    The following exhibits are filed with this Current Report on Form 8-K:

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 EXHIBIT
 NUMBER    DESCRIPTION
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
99.1       Antelope Valley Bank's Annual Report on Form 10-KSB for the year ended December 31,
            1997 as filed with the Federal Deposit Insurance Corporation
99.2       Antelope Valley Bank's Interim Report on Form 10-QSB for the quarter ended June 30,
            1998 as filed with the Federal Deposit Insurance Corporation
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                                 EXHIBIT INDEX

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 EXHIBIT                                                                                     PAGE
 NUMBER                                     DESCRIPTION                                     NUMBER
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
99.1       Antelope Valley Bank's Annual Report on Form 10-KSB for the year ended
            December 31, 1997 as filed with the Federal Deposit Insurance Corporation....          5
99.2       Antelope Valley Bank's Interim Report on Form 10-QSB for the quarter ended
            June 30, 1998 as filed with the Federal Deposit Insurance Corporation........         58
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELDORADO BANCSHARES, INC.

October 13, 1998                        By: /s/ CURT A. CHRISTIANSSEN
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                                            Curt A. Christianssen
                                            Senior Vice President

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